EXHIBIT 10.1

WAIVER AND AMENDMENT NO. 1

WAIVER AND AMENDMENT NO. 1, dated as of September 29, 2009 (this “Waiver”) to the Amended and Restated Credit and Guaranty Agreement, dated as of May 30, 2008 (the “Credit Agreement”) by and among Xerium Technologies, Inc. (“Xerium”), a Delaware corporation, XTI LLC (“XTI”), a Delaware limited liability company, Xerium Italia S.p.A. (“Italia SpA”), an Italian società per azioni, Xerium Canada Inc. (“Xerium Canada”), a New Brunswick (Canada) corporation resulting from the amalgamation of Stowe-Woodward/Mount Hope Inc. and Weavexx Corporation, Huyck Wangner Austria GmbH (“Huyck Austria”), an Austrian limited liability company (formerly known as Huyck Austria GmbH), and Xerium Germany Holding GmbH (“Germany Holdings”), a German limited liability company (each of Xerium, XTI, Italia SpA, Xerium Canada, Huyck Austria and Germany Holdings, individually, a “Borrower” and, collectively, the “Borrowers”), certain Subsidiaries (such capitalized terms and all other capitalized terms used herein and not otherwise defined herein have the meanings provided for in the Credit Agreement (as defined below)) of the Borrowers as Guarantors, the Banks party hereto, Citicorp North America, Inc., as Administrative Agent (together with its permitted successors, in such capacity, “Administrative Agent”) and Citicorp North America, Inc., as Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Banks have made Loans to the Borrowers pursuant to the Credit Agreement;

WHEREAS, each Borrower and Guarantor expressly reaffirms all of the Credit Documents and the indebtedness and other obligations thereunder, each Borrower and Guarantor agrees that nothing contained herein shall operate to release the Borrowers and the Guarantors or any other Person or Persons from their liability to keep and perform the provisions, conditions, obligations and agreements contained in the Credit Documents, except as they may be herein waived or modified, and each Borrower and Guarantor hereby reaffirms that each provision, condition, obligation and agreement in such documents shall continue in full force and effect, except as herein waived or modified;

WHEREAS, the validity, priority and perfection of all mortgages, security interests and other liens granted or created by the Collateral Documents are hereby acknowledged and confirmed by each Borrower and Guarantor, and each Borrower and Guarantor agrees that such documents shall continue to secure the Loans and the other Obligations pursuant to the terms of the Collateral Documents, without any change, loss or impairment of the priority of such mortgages, security interests or other liens as a result of this Waiver; and

WHEREAS, each Borrower and Guarantor understands, acknowledges and agrees that a Default or Event of Default may occur as set forth in Section 1 of this Waiver, which event would, if continuing, relieve each of the Banks from their respective obligations to extend credit under the Credit Agreement and which event would, if continuing, permit the Requisite Banks to, among other things, cause the Administrative Agent to declare all Obligations to be immediately due and payable;

NOW, THEREFORE, in consideration of the mutual covenants made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Waiver agree as follows:

Section 1. Waiver. Each Borrower and Guarantor acknowledges that a Default or an Event of Default may occur under Sections 6.8(a), 6.8(b) and 6.8(c) of the Credit Agreement with respect to the fiscal period ending September 30, 2009 (the “Financial Covenant Defaults”). Subject to the terms of this Waiver, the Banks party hereto agree to temporarily waive the Financial Covenant Defaults, solely for the period commencing on the date the conditions precedent contained in Section 3 of this Waiver are satisfied (the “Effective Date”) through and until the earlier of (i) the occurrence of any Default or Event of Default under any Credit Document other than the Financial Covenant Defaults, (ii) the occurrence of a Waiver Termination Event (as defined below) and (iii) December 15, 2009 (such period the “Waiver Period”). It is understood and agreed that during the Waiver Period, no Financial Covenant Default will be deemed to have occurred and be continuing and after the expiration of the Waiver Period, the

Administrative Agent and the Banks may exercise the remedies set forth under the Credit Documents in respect of any Financial Covenant Default that is continuing. The term “Waiver Termination Event” means the failure by Xerium to perform or comply with any term or provision contained in this Waiver and such failure or non-performance shall not have been remedied within five (5) Business Days after the earlier of (i) an officer of Xerium becoming aware of such failure or non-performance or (ii) receipt by Xerium of notice from the Administrative Agent or any Bank of such failure or non-performance.

Section 2. Certain Covenants and Agreements of the Borrowers; Amendments to Credit Agreement.

(a) Xerium agrees to deliver to the Administrative Agent the following, in forms substantially similar to the forms previously delivered to the Administrative Agent and its advisors:

(i) On or before the fourth Business Day after the last Monday of each calendar month, a forecast of projected cash receipts and disbursements and cash position, on a consolidating and consolidated basis, of the Borrowers and their Subsidiaries for the period of thirteen consecutive weeks commencing with the last Monday of such calendar month;

(ii) On or before the fifth Business Day after each week, a schedule of weekly net cash flow, on a consolidating and consolidated basis, of the Borrowers and their Subsidiaries as compared to the most recent thirteen week cash flow projection;

(iii) On or before the fifth Business Day after each week, a schedule that details the ending cash balances in the bank accounts of each of the Borrowers and their Subsidiaries; and

(iv) On the 15th Business Day following each month (with the exception of the end of each calendar quarter when it will be on the 30th calendar day), (i) consolidated statements of income, balance sheets and cash flows of Xerium and its Subsidiaries for the previous month and (ii) income statements and balance sheets for each of the Roll Covers division and Paper Machine Clothing division on a regional basis (defined as North America, South America, Europe and Asia), setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, together with a Financial Officer Certification with respect thereto.

(b) Notwithstanding anything to the contrary in the Credit Agreement, from the Effective Date through December 15, 2009, the principal balance of all Loans due and payable shall bear interest at a rate that is 1.00% per annum in excess of the non-default interest rate otherwise payable during such period under the Credit Agreement with respect to the applicable Loans.

(c) Notwithstanding anything to the contrary in the Credit Agreement, as of the Effective Date and during the Waiver Period, in no event shall new Revolving Loans be available to the Borrowers and each Borrower acknowledges and agrees that no Bank shall be obligated to make any Loans to any Borrower; provided that Xerium may, in accordance with the terms of the Credit Agreement, request that (i) the Issuing Bank extend the expiration date in accordance with the terms of the Credit Agreement for any of the Letters of Credit set forth on Schedule I hereto and (ii) the Issuing Bank issue new Letters of Credit in accordance with the terms of the Credit Agreement in an outstanding amount of up to $3,500,000, which new Letters of Credit shall be requested and issued solely for the purpose of equipment purchases.

(d) Section 4.16 of the Credit Agreement shall be amended to add the word “except” immediately prior to the phrase “any such default or failure to be in force and effect which could not reasonably be expected to result in the exercise of remedies or acceleration of indebtedness created thereunder,” contained therein.

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Section 3. Conditions Precedent. The Effective Date shall be that date when, to the satisfaction of the Administrative Agent, the following conditions shall been satisfied or waived:

(a) The Borrowers, the Guarantors and the Requisite Banks shall have executed this Waiver and the Administrative Agent shall have received executed counterparts hereto from the Borrowers, the Guarantors and the Requisite Banks; and the Borrowers and the Guarantors shall have performed its obligations under all covenants and agreements required to have been performed as of the Effective Date;

(b) The Administrative Agent shall have received a certificate, dated the date hereof and signed by an Authorized Officer of Xerium, confirming that all conditions precedent to the effectiveness of this Waiver have been met, that all representations and warranties set forth herein are true, accurate and correct and as to the absence of any Defaults or Events of Default (other than the Financial Covenant Defaults), in each case as provided for herein; and

(c) The Administrative Agent shall have received payment in full of all fees and expenses due to the Administrative Agent and the Banks (including the reasonable fees and expenses due of its legal counsel and financial advisors invoiced prior to the Effective Date) under the Credit Agreement and in connection with this Waiver.

Section 4. Fees. Xerium agrees to pay to each Bank executing and delivering (by telecopy or otherwise) this Waiver (such Banks, the “Consenting Banks”), on or before 5:00 P.M., New York time, September 25, 2009, a fee equal to 0.50% (the “Waiver Fee”) of the outstanding principal amount of all Loans (other than Tranche 1 Revolving Loans) and the Tranche 1 Revolving Commitments of such Bank. The Waiver Fee shall be fully earned and nonrefundable on the Effective Date. One half of the Waiver Fee shall be paid in cash and in US Dollars by Xerium to the Administrative Agent (for the benefit of the Consenting Banks) on such date. The other half of the Waiver Fee (such portion, the “Deferred Portion”), plus accrued interest thereon, shall be payable in cash and in US Dollars by Xerium to the Administrative Agent (for the benefit of the Consenting Banks) on the Xerium B Term Loan Maturity Date. The Deferred Portion shall accrue interest from the Effective Date through the date of payment at the annual interest rate equal to the applicable interest rate under the Credit Agreement with respect to the Xerium B Term Loans during such period.

Section 5. Guarantor Assent. Each Guarantor assents to each and every term and provision of this Waiver.

Section 6. Effect on the Credit Agreement and the Other Credit Documents. Except to the extent expressly provided herein, this Waiver does not constitute, and shall not be deemed to constitute a waiver of (i) any Agent’s or Bank’s remedies under the Credit Documents or (ii) any Default or Event of Default. Except as expressly provided in this Waiver, no action taken by any Bank or Agent prior to, on or after the date hereof shall constitute a waiver or modification of any term or condition of any of the Credit Documents or of any instruments or agreements referred to therein, or prejudice any rights which any Agent or any of the Banks may now have as of the date hereof or may have in the future under or in connection with the Credit Documents or any of the instruments referred to therein, including without limitation all rights and remedies in connection with Defaults, Events of Default and failures of conditions precedent to the making of Loans and the issuance of Letters of Credit that have occurred and are continuing, all of which rights and remedies each Bank and each Agent hereby expressly reserves.

Section 7. Representations and Warranties. Each Borrower and each Guarantor represents and warrants to the Banks and the Agents that (i) as of the date hereof, no Default or Event of Default exists other than the Financial Covenant Defaults, (ii) all representations and warranties contained in the Credit Agreement and the other Credit Documents (other than, to the extent of the Financial Covenant Defaults only, any representation and warranty that no Default or Event of Default exists) are true and correct in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, (iii) the execution, delivery and performance by each Borrower and Guarantor of this Waiver are within the powers of such Borrower and Guarantor, have been duly authorized by all necessary action and do not contravene the respective Organizational Documents of such Borrower and Guarantor, (iv) no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance by the Borrowers or the Guarantors of this Waiver, (v) this Waiver

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constitutes the legal, valid and binding obligations of each Borrower and Guarantor enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity and (vi) except as heretofore disclosed in writing by Xerium to the Banks, as of the date hereof, there is no pending or to the knowledge of the Borrowers and the Guarantors, threatened action, suit, proceeding, governmental investigation or arbitration against or affecting Xerium or any of its Subsidiaries that could reasonably be expect to have a Material Adverse Effect. Each Borrower and Guarantor acknowledges and agrees that each of the Credit Documents shall continue in full force and effect and is hereby ratified and confirmed, and that the Credit Parties’ Obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Waiver.

Section 8. Setoffs and Defenses. The Borrowers have no setoffs or defenses to their respective obligations under the Credit Documents and no claims or counterclaims against any of the Agents or the Banks.

Section 9. Releases by the Borrowers and the Guarantors. As an inducement to the Administrative Agent and the Banks to enter into this Waiver, each Borrower and Guarantor hereby releases and discharges the Banks and the Agents, and their respective successors and assignees, and all officers, directors, employees, agents, representatives, insurers and attorneys of each of them from all actions, counterclaims, causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law, admiralty or equity, against the Banks, the Agents and/or their successors and assigns which such Borrower or Guarantor ever had, now has or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever arising out of or in connection with the Credit Documents, from the time prior to the date of the Credit Agreement to the date hereof.

Section 10. Headings. The various headings of this Waiver are inserted for convenience only and shall not affect the meaning or interpretation of this Waiver or any provisions hereof.

Section 11. Execution in Counterparts. This Waiver may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Waiver by facsimile or by “PDF” shall be equally effective as delivery of an original executed counterpart of this Waiver. Xerium will use its commercially reasonable efforts to cause Huyck Wangner Vietnam Co Ltd (“HWV”) to become a party to this Waiver as soon as commercially practicable; however, notwithstanding anything to the contrary contained in Sections 3 and 7 of this Waiver, the due authorization, execution and delivery of this Waiver by HWV is not a condition precedent to the effectiveness of the Waiver, and the representations and warranties contained in Section 7 do not apply to HWV until it becomes a party hereto.

Section 12. No Waiver. No failure or delay on the part of the Agents or any Bank in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power. All rights and remedies existing under this Waiver and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 13. Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 14. Credit Document. This Waiver is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

Section 15. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.

XERIUM TECHNOLOGIES, INC.

By:	/s/ Stephen R. Light
Name: Stephen R. Light
Title: Chairman, CEO, and President

XTI LLC

By:	/s/ David G. Maffucci
Name: David Maffucci
Title: Executive Vice President

XERIUM ITALIA S.P.A.

By:	/s/ Peter Williamson
Name: Peter Williamson
Title: Chairman

XERIUM CANADA INC.

By:	/s/ Stephen R. Light
Name: Stephen R. Light
Title: President and CEO

HUYCK WANGNER AUSTRIA GMBH

By:	/s/ Peter Williamson
Name: Peter Williamson
Title: Managing Director

XERIUM GERMANY HOLDING GMBH

By:	/s/ David G. Maffucci
Name: David Maffucci
Title: Managing Director

HUYCK WANGNER GERMANY GMBH

By:	/s/ Stephen R. Light
Name: Stephen R. Light
Title: Managing Director

[Signature Page to Waiver No. 1]

HUYCK WANGNER AUSTRALIA PTY. LIMITED

By:	/s/ Stephen R. Light
Name: Stephen R. Light
Title: CEO

By:	/s/ Tom Johnson
Name: Tom Johnson
Title: Managing Director

ROBEC WALZEN GMBH

By:	/s/ David G. Maffucci
Name: David G. Maffucci
Title: Managing Director

WANGNER ITELPA PARTICIPAÇÕES LTDA.

By:	/s/ Eduardo Fracasso
Name: Eduardo Fracasso
Title: President

XERIUM TECHNOLOGIES DO BRASIL INDÚSTRIA E COMÉRCIO S.A.

By:	/s/ Eduardo Fracasso
Name: Eduardo Fracasso
Title: Director and President

XERIUM DO BRASIL LTDA.

By:	/s/ Eduardo Fracasso
Name: Eduardo Fracasso
Title: Director

XERIUM (FRANCE) SAS

By:	/s/ Peter Williamson
Name: Peter Williamson
Title: President

STOWE WOODWARD FRANCE SAS

By:	/s/ Peter Williamson
Name: Peter Williamson
Title: President

[Signature Page to Waiver No. 1]

STOWE WOODWARD AG

By:	/s/ Peter Williamson
Name: Peter Williamson
Title: President

HUYCK. WANGNER JAPAN LIMITED

By:	/s/ Stephen R. Light
Name: Stephen R. Light
Title: Chairman

STOWE WOODWARD MÉXICO, S.A. DE C.V.

By:	/s/ Stephen R. Light
Name: Stephen R. Light
Title: Chairman

TIAG TRANSWORLD INTERWEAVING GMBH
in Liquidation

By:	/s/ Walter Schürch
Name: Walter Schürch
Title: Managing Director

HUYCK. WANGNER (UK) LIMITED

By:	/s/ Stephen R. Light
Name: Stephen R. Light
Title: CEO

STOWE-WOODWARD (UK) LIMITED

By:	/s/ Stephen R. Light
Name: Stephen R. Light
Title: CEO

XERIUM TECHNOLOGIES LIMITED

By:	/s/ Stephen R. Light
Name: Stephen R. Light
Title: Director

[Signature Page to Waiver No. 1]

HUYCK LICENSCO INC.

By:	/s/ David G. Maffucci
Name: David G. Maffucci
Title: Vice President and CFO

STOWE WOODWARD LLC

By:	/s/ David G. Maffucci
Name: David G. Maffucci
Title: Vice President and CFO

STOWE WOODWARD LICENSCO LLC

By:	/s/ David G. Maffucci
Name: David G. Maffucci
Title: Vice President and CFO

WEAVEXX LLC

By:	/s/ David G. Maffucci
Name: David G. Maffucci
Title: Vice President

XERIUM III (US) LIMITED

By:	/s/ David G. Maffucci
Name: David G. Maffucci
Title: Vice President

XERIUM IV (US) LIMITED

By:	/s/ David G. Maffucci
Name: David G. Maffucci
Title: Vice President and CFO

XERIUM V (US) LIMITED

By:	/s/ David G. Maffucci
Name: David G. Maffucci
Title: Vice President and CFO

[Signature Page to Waiver No. 1]

WANGNER ITELPA I LLC

By:	/s/ David G. Maffucci
Name: David G. Maffucci
Title: Executive Vice President and CFO

WANGNER ITELPA II LLC

By:	/s/ David G. Maffucci
Name: David G. Maffucci
Title: Executive Vice President and CFO

XERIUM ASIA LLC

By:	/s/ David G. Maffucci
Name: David G. Maffucci
Title: Vice President and CFO

HUYCK WANGNER VIETNAM CO LTD

By:	/s/ Michael Praetzel
Name: Michael Praetzel
Title: General Director

HUYCK WANGNER SCANDINAVIA AB

By:	/s/ Peter Williamson
Name: Peter Williamson
Title: Director

STOWE WOODWARD SWEDEN AB

By:	/s/ Peter Williamson
Name: Peter Williamson
Title: Chairman

[Signature Page to Waiver No. 1]

CITICORP NORTH AMERICA, INC.
as Administrative Agent, Issuing Bank, Collateral Agent and a Bank

By:	/s/ Nancy Rochford
Name: NANCY ROCHFORD
Title: Managing Director

/s/ [Signed by the requisite interest of the debtholders]

[Signature Page to Waiver No. 1]

Schedule I

List of Letters of Credit to be Extended

TRANCHE REF NUMBER	FACILITY	BORROWER NAME	LC ISSUING BANK	CONTRACT REF NO.	LC EXPIRY DATE	LC ISSUING BANK REF NO.	ORIGINAL ISSUE AMOUNT
031BTPR071030087	XERIUM TECH(01)	XERIUM TECHNOLOGIES, INC.	CITIBANK N.A	031LCFS091560004	10/31/2009	63651067	EUR703,648.80

031BTPR071030087	XERIUM TECH(01)	XERIUM TECHNOLOGIES, INC.	CITIBANK, N.A.	031LCFS071980009	12/1/2009	61645971	AUD4,000,000.00

031BTPR071030087	XERIUM TECH(01)	XERIUM TECHNOLOGIES, INC.	CITIBANK, N.A.	031LCFS071980010	12/29/2009	61646240	CAD2,000,000.00

031BTPR071030087	XERIUM TECH(01)	XERIUM TECHNOLOGIES, INC.	CITIBANK, N.A.	031LCFS080560001	10/31/2009	61670611	EUR5,000,000.00